Execution Version TENTH AMENDMENT TO CREDIT AGREEMENT AND AMENDMENT TO SECURITY AGREEMENT This Tenth Amendment to Credit Agreement and Amendment to Security Agreement (this “Amendment”) is made as of February 25, 2026, by and among: BABCOCK & WILCOX ENTERPRISES, INC., a Delaware corporation (the “Borrower”); the Persons named on Schedule I hereto (individually, a “Guarantor”, and collectively, the “Guarantors”; the Guarantors, together with the Borrower, are hereinafter referred to individually as a “Loan Party” and collectively as the “Loan Parties”); the LENDERS party hereto; and AXOS BANK, as Administrative Agent; in consideration of the mutual covenants herein contained and benefits to be derived herefrom. W I T N E S S E T H: WHEREAS, reference is made to that certain Credit Agreement, dated as of January 18, 2024 (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Credit Agreement”), by, among others, the Borrower, the Guarantors, the Lenders party thereto from time to time, and Axos Bank, as Administrative Agent; WHEREAS, reference is further made to that certain Security and Pledge Agreement, dated as of January 18, 2024 (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Security Agreement”), by and among the Borrower, the Guarantors and the Administrative Agent; WHEREAS, prior to the date hereof, (i) the February 2026 Unsecured Notes were paid and satisfied in full, (ii) Allen-Sherman-Hoff, LLC changed its name to Ember Disposition, LLC, (iii) B. Riley Financial, Inc. changed its name to BRC Group Holdings, Inc., (iv) SOFCO – EFS Holdings LLC dissolved, and (v) B&W PGG Luxembourg Canada Holdings dissolved, with the result of such dissolution being that the Equity Interests in Babcock & Wilcox Canada Corp. are now held by The Babcock & Wilcox Company; WHEREAS, the Borrowers and the Guarantors have requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement to, among other things, (i) temporarily increase the amounts available to be borrowed based on Inventory, and (ii) modify certain other terms of the Credit Agreement; WHEREAS, the parties desire to amend the Security Agreement to address certain issues with respect to unlimited liability companies; and NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Amendment, and for good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agree as hereinafter provided: 1. Defined Terms. Capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in the Credit Agreement or the Security Agreement unless otherwise defined herein. 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

2 (a) By amending Section 1.01 (Defined Terms) thereof as follows: (i) By amending the definition of “Borrowing Base” therein by amending and restating clause (b) thereof to read in its entirety as follows: “(b) up to 90% multiplied by the face amount of Eligible Trade Receivables; plus” (ii) By amending and restating the definition of “Fee Letter” therein to read in its entirety as follows: “ “Fee Letter” means, collectively, (i) the letter agreement, dated as of the Closing Date, between the Borrower and the Administrative Agent, (ii) the letter agreement, dated as of the First Amendment Effective Date, between the Borrower and the Administrative Agent, (iii) the letter agreement, dated as of the Fourth Amendment Effective Date, between the Borrower and the Administrative Agent, (iv) the letter agreement, dated as of the Fifth Amendment Effective Date, between the Borrower and the Administrative Agent, (v) the letter agreement, dated as of the Sixth Amendment Effective Date, between the Borrower and the Administrative Agent, (vi) the letter agreement, dated as of the Seventh Amendment Effective Date, between the Borrower and the Administrative Agent, (vii) the letter agreement, dated as of the Eighth Amendment Effective Date, between the Borrower and the Administrative Agent, (viii) the letter agreement, dated as of the Ninth Amendment Effective Date, between the Borrower and the Administrative Agent, and (ix) the letter agreement, dated as of the Tenth Amendment Effective Date, between the Borrower and the Administrative Agent.” (iii) By amending and restating the definition of “Loan Documents” therein to read in its entirety as follows: “ “Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) the Guaranty, (d) the Collateral Documents, (e) the Fee Letter, (f) each Issuer Document, (g) each Joinder Agreement, (h) each Borrowing Base Certificate, (i) [reserved], (j) the Intercreditor Agreement, the Specified Guarantor Subordination Agreement, the PBGC Subordination Agreement and the Secured Notes Intercreditor Agreement, (k) the Post-Closing Letter, (l) the Global Intercompany Note, (m) any agreement creating or perfecting rights in Cash Collateral or Specified Cash Collateral pursuant to the provisions of Section 2.14, (n) the PNC Payoff Letter, and (o) all other certificates, agreements, documents and instruments executed and delivered, in each case, by or on behalf of any Loan Party pursuant to the foregoing (but specifically excluding any Secured Bank Product Agreement or any Secured Cash Management Agreement) and any amendments, modifications or supplements thereto or to any other Loan Document or waivers hereof or to any other Loan Document; provided, however, that for purposes of Section 11.01, “Loan Documents” shall mean this Agreement, the Guaranty and the Collateral Documents.” (iv) By amending and restating the definition of “NOLV Percentage” therein to read in its entirety as follows:

3 “ “NOLV Percentage” means, from and after the Tenth Amendment Effective Date, 30.78%.” (v) By amending and restating the definition of “Maturity Date” therein to read in its entirety as follows: “ “Maturity Date” means January 18, 2028.” (vi) By adding the following new definitions thereto in appropriate alphabetical order: “ “Canadian Project Accounts” has the meaning specified in Section 6.14(d).” “ “[***] Account” has the meaning specified in Section 6.14(d).” “ “December 2026 Unsecured Notes” means the Unsecured Notes described in clause (y) of such definition.” “ “Tenth Amendment Effective Date” means February 25, 2026.” (b) By amending each of Sections 5.19 (Responsible Officers), 5.20 (Subsidiaries; Equity Interests; Loan Parties), 5.21 (Collateral Representations) and 5.26 (Labor Matters) thereof by deleting each reference to the phrase “the Closing Date” therefrom and substituting in its stead the phrase “the Tenth Amendment Effective Date”. (c) By amending Section 6.14 (Covenant to Give Security) thereof by amending and restating clause (d) thereof to read in its entirety as follows: “(d) Account Control Agreements. Each of the Loan Parties shall not open, maintain or otherwise have any deposit or other accounts (including securities accounts) at any bank or other financial institution, or any other account where money or securities are or may be deposited or maintained with any Person, other than (i) subject to the requirements of Section 6.17, deposit accounts that are maintained at all times with depositary institutions approved by the Administrative Agent and as to which deposit accounts the Administrative Agent shall have received a Qualifying Control Agreement, (ii) securities accounts that are maintained at all times with financial institutions as to which the Administrative Agent shall have received a Qualifying Control Agreement, (iii) deposit accounts established solely as payroll, zero balance accounts, and accounts held at Axos Bank, (iv) deposit accounts numbered [***] and [***] established by [***] and maintained solely as zero balance accounts for purposes of payroll and accounts payable, respectively, which accounts are held at [***], (v) the Existing L/C Loan Party Cash Collateral Account, (vi) the [***] Cash Collateral Account, (vii) the [***] Corporate Card Cash Collateral Account, (viii) deposit account numbered [***] established by [***]. and maintained solely as a zero balance account for purposes of payroll, which account is held at [***], (ix) deposit account numbered [***] established by [***] and maintained solely for purposes of payroll, which account is held at [***], (x) other deposit accounts, so long as at any time the balance in any such account does not exceed $250,000, (xi) deposit accounts numbered [***] and [***] established by [***], which accounts are held at [***] (collectively, the “Canadian Project Accounts”), so long as the aggregate balance in all such accounts does not, at any time, exceed $15,000,000, (xii) deposit account numbered [***] established by [***], held at [***] (the “[***] Account”), so long as (A) the balance in such account does not, at any

4 time, exceed $5,000,000, and (B) the aggregate balance between the [***] Account and the Canadian Project Accounts do not, at any time, exceed $15,000,000, (xiii) deposit accounts numbered [***] and [***] established by [***], which accounts are held at [***], so long as the aggregate balance at such accounts does not, at any time, exceed $250,000, and (xiv) deposit account numbered [***] established by [***], which account is held at [***], so long as the balance at such account does not, at any time, exceed $500,000.” (d) By amending Section 6.17 (Cash Management) thereof by amending and restating it to read in its entirety as follows: “6.17 Cash Management. Maintain all primary cash management and treasury business with Axos Bank. Within ninety (90) days following the Tenth Amendment Effective Date (or such later date as the Administrative Agent may agree), (i) cause substantially all deposits denominated in Dollars and held in the Canadian Project Accounts and [***] Account to be transferred to a deposit account maintained with Axos Bank, (ii) maintain a balance no greater than $1,000,000 in Canadian Project Accounts set up to hold deposits denominated in Dollars, and (iii) maintain only deposits denominated in Canadian Dollars in the Canadian Project Accounts; provided, that within ninety (90) days following the first date on which Axos Bank may accept deposits denominated in Canadian Dollars (or such later date as the Administrative Agent may agree), the Loan Parties shall (i) cause substantially all deposits denominated in Canadian Dollars in the Canadian Project Accounts to be transferred to a deposit account maintained with Axos Bank, and (ii) maintain a balance no greater than $1,000,000 in the aggregate, for the Canadian Project Accounts. No Loan Party shall open any new deposit or other accounts (including securities accounts) at any bank or financial institution (other than Axos Bank) to which such Loan Party is obligated on account of Indebtedness without prior approval from the Administrative Agent. All cash, proceeds of collateral, and other amounts at any time received by any Loan Party shall be deposited into deposit accounts (and any associated lockbox) maintained at Axos Bank (collectively, the “Collection Account”) or as otherwise expressly permitted pursuant to Section 6.14(d). All funds deposited in the Collection Account or another deposit account maintained at Axos Bank shall immediately become subject to the Lien in favor of the Administrative Agent, for itself and the benefit of the Secured Parties. The Collection Account shall, at all times during the continuance of a Cash Dominion Event, be under the sole dominion and control of the Administrative Agent. The Loan Parties hereby acknowledge and agree that during the continuance of a Cash Dominion Event, (i) the Loan Parties have no right of withdrawal from the Collection Account, and (ii) the funds on deposit in the Collection Account shall be applied to the Obligations as provided in this Agreement. In the event that, notwithstanding the provisions of this Section 6.17, any Loan Party receives or otherwise has dominion and control of any such cash receipts or collections, such receipts and collections shall be held in trust by such Loan Party for the Administrative Agent, shall not be commingled with any of such Loan Party’s other funds or deposited in any account of such Loan Party and shall, not later than the Business Day after receipt thereof, be deposited into the Collection Account or dealt with in such other fashion as such Loan Party may be instructed by the Administrative Agent. During the continuance of a Cash Dominion Event, the Administrative Agent shall apply all funds received by it from the Collection Account to the repayment of the Obligations, subject to the Borrower’s ability to re-borrow, in each case in accordance with the terms hereof.”

5 (e) By amending Section 6.22 (Unsecured Notes) thereof by adding the following new clauses (f) and (g) at the end thereof: “(f) On or before October 30, 2026 and in accordance with Section 3.03 of the Unsecured Notes Indenture described in clause (w) of such definition, deliver a notice of redemption to each holder of the December 2026 Unsecured Notes, with the redemption date set forth therein to be no later than November 30, 2026. (g) On or before November 30, 2026, cause the December 2026 Unsecured Notes to be (i) repaid in full, or (ii) otherwise satisfied in full in a manner reasonably satisfactory to the Administrative Agent.” (f) By amending Section 7.11 (Financial Covenants) thereof by amending and restating clause (f) thereof to read in its entirety as follows: “(f) Unrestricted Cash. Unless otherwise agreed in writing by Administrative Agent, permit, at any time, unrestricted cash and Cash Equivalents on the Consolidated balance sheet of the Loan Parties on a Consolidated basis as of such time in excess of $15,000,000 in the aggregate to be maintained in deposit accounts or investment accounts with any deposit bank or securities intermediary other than Axos Bank or an Affiliate of Axos Bank; provided that no more than $5,000,000 of such amount shall be in deposit accounts or investment accounts that are not subject to Qualifying Control Agreements, held in a Canadian Project Account, or the [***] Account.” (g) By amending Section 8.01 (Events of Default) thereof by amending and restating clauses (a) and (j) thereof to read in their entirety, respectively, as follows: “(a) Non-Payment. The Borrower or any other Loan Party fails to (i) when and as required to be paid herein, and in the currency required hereunder, (x) pay any amount of principal of any Loan or any L/C Obligation, or (y) deposit any funds as Cash Collateral in respect of L/C Obligations, or (z) deposit any funds as Specified Cash Collateral, or (ii) within three (3) days after the same becomes due, pay any interest on any Loan or on any L/C Obligation, or any fee due hereunder or under any other Loan Document, or (iii) within five (5) days after the same becomes due, pay any other amount payable hereunder or under any other Loan Document; or” “(j) Invalidity of Loan Documents. Any provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or the occurrence of the Facility Termination Date, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document; or it is or becomes unlawful for a Loan Party to perform any of its obligations under the Loan Documents; or” (h) By amending and restating each of Schedules 1.01(a), 1.01(b), 1.01(c), 1.01(e), 5.09, 5.10, 5.12, 5.20(a), 5.20(b), 5.21(b)(i), 5.21(b)(ii), 5.21(c), 5.21(d)(i), 5.21(d)(ii), 5.21(e),

6 5.21(f), 5.21(g)(i), 5.21(g)(ii), and 5.21(h) thereto in the form of the corresponding Schedule attached hereto as Annex I. 3. Amendment to Security Agreement. The Security Agreement is hereby amended by adding the following new paragraph at the end of Section 2 thereof: “Notwithstanding the grant of security interest made by each Grantor in favor of the Administrative Agent, its successors and permitted assigns, for the benefit of the Secured Parties, of all of its Pledged Equity, or any provision to the contrary contained in this Agreement, any Grantor that controls any interest (for the purposes of this Section 2, “ULC Interests”) in any unlimited liability company (for the purposes of this Section 2, a “ULC”) pledged hereunder shall remain registered as the sole registered and beneficial owner of such ULC Interests and will remain as registered and beneficial owner until such time as such ULC Interests are effectively transferred into the name of the Administrative Agent or any other Person on the books and records of such ULC. Nothing in this Agreement is intended to or shall constitute the Administrative Agent or any Person as a shareholder or member of any ULC until such time as notice is given to such ULC and further steps are taken thereunder so as to register the Administrative Agent or any other Person as the holder of the ULC Interests of such ULC. To the extent any provision hereof would have the effect of constituting the Administrative Agent or any other Person as a shareholder or member of a ULC prior to such time, such provision shall be severed therefrom and ineffective with respect to the ULC Interests of such ULC without otherwise invalidating or rendering unenforceable this Agreement or invalidating or rendering unenforceable such provision insofar as it relates to Pledged Equity which are not ULC Interests. Except upon the exercise of rights to sell or otherwise dispose of ULC Interests following the occurrence and during the continuance of an Event of Default, no Grantor shall cause or permit, or enable any ULC in which it holds ULC Interests to cause or permit, the Administrative Agent to: (a) be registered as shareholders or members of such ULC; (b) have any notation entered in its favor in the share register of such ULC; (c) be held out as a shareholder or member of such ULC; (d) receive, directly or indirectly, any dividends, property or other distributions from such ULC by reason of the Administrative Agent holding a security interest in such ULC; or (e) act as a shareholder or member of such ULC, or exercise any rights of a shareholder or member of such ULC including the right to attend a meeting of, or to vote the shares of, such ULC.” 4. Temporary Suspension of PBGC Reserve. On or about the Fifth Amendment Effective Date, the Administrative Agent established a Reserve in accordance with the Credit Agreement in an amount equal to the aggregate contributions required to be made by the Borrower or its Subsidiaries to the B&W Pension Plan with respect to the Specified Plan Year as required by the PBGC for two (2) plan years (such amount being $6,000,000 in the aggregate), which amount was reduced to $3,000,000 on or about September 15, 2025 (the “PBGC Reserve”). The Administrative Agent, in its Permitted Discretion, has determined to suspend the PBGC Reserve; provided that such temporary suspension shall terminate (and the PBGC Reserve shall be re-imposed in the amount of $3,000,000) on January 1, 2027, unless on or prior to such date, the Administrative Agent shall have received evidence, in form and substance satisfactory to the Administrative Agent, that the $3,000,000 installment due to the PBGC on or prior to September 15, 2026 pursuant to the PBGC Document described in clause (iii) of such definition (the “September 2026 PBGC Installment”) shall have been paid. Nothing contained herein (other than the suspension of the PBGC Reserve as and to the extent expressly set forth in the immediately preceding sentence) shall restrict, impair or otherwise affect the Administrative Agent’s and the Lenders’ rights to administer the lending relationship with the Loan Parties under and in accordance with the Credit Agreement and the other Loan Documents, including, without limitation, the imposition, change, release or re-imposition of

7 any Reserves in such amounts and with respect to such matters as the Administrative Agent may elect from time to time pursuant to the terms of the Credit Agreement. 5. Termination of Specified Guaranty; Amendment to Specified Guarantor Subordination Agreement; Waiver to Secured Notes Intercreditor Agreement. The parties hereto acknowledge and agree that effective as of the date hereof, (i) the Specified Guaranty is hereby terminated and of no further force and effect, (ii) the Specified Guarantor Subordination Agreement is hereby amended by deleting the last sentence from Section 3.1 thereof in its entirety, and (iii) the Specified Guarantor, in its capacity as 2nd Lien Creditor under the Secured Notes Intercreditor Agreement, irrevocably waives any consent rights it may have pursuant to the proviso to Section 5.1 of the Secured Notes Intercreditor Agreement and agrees that is shall not be included in the definition of “Requisite Junior Lien Creditors” for purposes of such proviso. The Specified Guarantor Subordination Agreement (as amended pursuant to the immediately preceding sentence) remains in full force and effect. The Specified Guarantor acknowledges and agrees that his consent is not required for the extension of the Maturity Date contemplated by this Amendment. The waiver by the Specified Guarantor to such rights under the Secured Notes Intercreditor Agreement in no way shall affect the rights and obligations of the other parties therein. 6. Ratification of Loan Documents. Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement, the Security Agreement, the other Collateral Documents and the other Loan Documents remain in full force and effect. The Loan Parties hereby ratify, confirm, and reaffirm that all representations and warranties of the Loan Parties contained in the Credit Agreement, the Security Agreement, the other Collateral Documents and each other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that (x) such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects on and as of such earlier date, or (y) such representations and warranties contain a materiality qualification, in which case they are true and correct in all respects. The Guarantors hereby acknowledge, confirm and agree that the Guaranteed Obligations of the Guarantors under the Guaranty include, without limitation, all Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement, the Security Agreement and the other Loan Documents, as such Obligations have been amended pursuant to this Amendment. The Loan Parties hereby acknowledge, confirm and agree that the Collateral Documents and any and all Collateral previously pledged to the Administrative Agent, for the benefit of the Secured Parties, pursuant thereto, shall continue to secure all applicable Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents. 7. Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Administrative Agent: (a) The Administrative Agent shall have received (i) counterparts of this Amendment duly executed and delivered by each of the parties hereto (including, without limitation, the Lenders), (ii) counterparts of the Fee Letter described in clause (vii) of the definition thereof (as amended hereby), duly executed and delivered by each of the parties hereto, and (iii) each of the other documents, instruments, agreements and deliverables identified on a schedule previously delivered to the Borrower, each in form and substance reasonably satisfactory to the Administrative Agent and, where necessary, duly executed and delivered by each of the parties thereto (together with this Amendment, collectively, the “Tenth Amendment Closing Documents”).

8 (b) All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment and the documents, instruments and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent. (c) Since December 31, 2024, there shall not have occurred any event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (d) The Administrative Agent shall have received for each Loan Party, in form and substance reasonably satisfactory to the Administrative Agent, an officer’s certificate dated the date hereof certifying (i) that none of the Organization Documents (including, without limitation, resolutions of the governing body) of such Loan Party have been amended, modified, supplemented, revoked or rescinded since the Closing Date (or, in the case of the Guarantors that joined the Loan Documents on the Seventh Amendment Effective Date or on July 31, 2025, since the Seventh Amendment Effective Date or July 31, 2025, as applicable), except as attached to such officer’s certificate (which attachment, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority), and (ii) as to the good standing, existence or its equivalent of such Loan Party and the incumbency (including specimen signatures) of the Responsible Officers of such Loan Party. (e) The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, (i) searches of UCC and PPSA filings in the jurisdiction of incorporation or formation, as applicable, of each Loan Party and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Administrative Agent’s security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens, (ii) tax lien, judgment and bankruptcy searches, and (iii) searches of ownership of Intellectual Property at the United States Patent and Trademark Office, the United States Copyright Office and the Canadian Intellectual Property Office and such patent/trademark/copyright/industrial design filings as requested by the Administrative Agent in order to perfect the Administrative Agent’s security interest in the Intellectual Property. (f) The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, copies of insurance policies, declaration pages, certificates, and endorsements of insurance or insurance binders evidencing liability, casualty, property, terrorism and business interruption insurance meeting the requirements set forth in the Credit Agreement or in the Collateral Documents or as required by the Administrative Agent. (g) Upon the reasonable request of any Lender, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti- money-laundering rules and regulations, including, without limitation, the Patriot Act and Canadian AML Legislation, and any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party.

9 (h) The Administrative Agent shall have received an opinion or opinions (including, if requested by the Administrative Agent, local counsel opinions) of counsel for the Loan Parties, dated as of the date hereof and addressed to the Administrative Agent and the Lenders, in form and substance acceptable to the Administrative Agent. (i) The Administrative Agent shall have received evidence that all members, boards of directors, governmental, shareholder and material third party consents and approvals necessary in connection with the execution, delivery and performance by any Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party have been obtained. (j) The Administrative Agent and the Lenders shall have received payment for all fees and expenses owing pursuant to Section 11.04 of the Credit Agreement. (k) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing. (l) The Administrative Agent shall have received such additional documents, instruments, and agreements as the Administrative Agent may reasonably request in connection with the transactions contemplated hereby. 8. Condition Subsequent. The Loan Parties covenant and agree as follows: (a) Within sixty (60) days following the Tenth Amendment Effective Date (or such later date as the Administrative Agent may agree in writing to in its sole discretion), the Loan Parties shall deliver, or cause to be delivered, to the Administrative Agent a fully executed Qualifying Control Agreement with respect to The Babcock & Wilcox Company’s deposit account ending [***] and maintained with [***] (b) Within ninety (90) days following the Tenth Amendment Effective Date (or such later date as the Administrative Agent may agree in writing to in its sole discretion), the Loan Parties shall deliver, or cause to be delivered, to the Administrative Agent evidence, in form and substance reasonably satisfactory to the Administrative Agent, of the discharge of the security registrations made at the Canadian Intellectual Property Office in favor of MSD PCOF Partners XLV, LLC against the Intellectual Property of Babcock and Wilcox FPS, Inc. The Loan Parties acknowledge and agree that the failure to comply with any of the foregoing covenants shall constitute an Event of Default pursuant to Section 8.01(b) of the Credit Agreement. 9. Representations and Warranties of the Loan Parties. Each of the Loan Parties hereby represents and warrants as follows: (a) The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of (or the requirement to create) any Lien under, or require any payment to be made under (1) any Contractual Obligation (including, without limitation, the Secured Notes Documents, the PBGC Documents and the Specified Guarantor Subordinated Debt Documents) to which

10 such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, except where such conflict, breach or contravention could not reasonably be expected to have a Material Adverse Effect, or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Applicable Law, except where, in the case of this clause (iii), such violation could not reasonably be expected to have a Material Adverse Effect. (b) This Amendment has been duly executed and delivered by each Loan Party. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party in accordance with its terms. (c) The Loan Parties, together with their Subsidiaries on a Consolidated basis, are Solvent. (d) Since December 31, 2024, there has not occurred any event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (e) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing. 10. Miscellaneous. (a) Each of the Loan Parties and the Specified Guarantor hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Administrative Agent, the other Secured Parties, or their respective Related Parties, with respect to the Obligations, and that if any of the Loan Parties or the Specified Guarantor now has, or ever did have, any offsets, defenses, claims, or counterclaims against such Persons, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and each of the Loan Parties and the Specified Guarantor hereby RELEASES such Persons from any liability therefor. (b) The provisions of Section 11.18 (Electronic Execution; Electronic Records; Counterparts) of the Credit Agreement are hereby incorporated herein, mutatis mutandis. (c) This Amendment, the Credit Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. (d) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS

11 CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. (e) If any provision of this Amendment, the Credit Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment, the Credit Agreement and the other Loan Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (f) The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Amendment and are not relying on any representations or warranties of the Administrative Agent or the other Secured Parties or their respective counsel in entering into this Amendment. (g) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. [SIGNATURE PAGES FOLLOW]

Signature Page to Tenth Amendment to Credit Agreement and Amendment to Security Agreement IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be executed and their seals to be hereto affixed as of the date first above written. BABCOCK & WILCOX ENTERPRISES, INC., as Borrower By: ____________________________ Name: Denes J. Veres Title: Treasurer AMERICON EQUIPMENT SERVICES, INC. AMERICON, LLC BABCOCK & WILCOX CONSTRUCTION CO., LLC BABCOCK & WILCOX EQUITY INVESTMENTS, LLC BABCOCK & WILCOX HOLDINGS, LLC BABCOCK & WILCOX INTERNATIONAL SALES AND SERVICE CORPORATION BABCOCK & WILCOX INTERNATIONAL, INC. THE BABCOCK & WILCOX COMPANY BABCOCK & WILCOX TECHNOLOGY, LLC DIAMOND OPERATING CO., INC. DIAMOND POWER CHINA HOLDINGS, INC. DIAMOND POWER EQUITY INVESTMENTS, INC. BABCOCK & WILCOX SPIG, INC. BABCOCK & WILCOX CANADA CORP. BABCOCK & WILCOX NEW ENERGY HOLDINGS, LLC BABCOCK & WILCOX SOLAR ENERGY, INC. BABCOCK & WILCOX CHANUTE, LLC BABCOCK & WILCOX FPS INC., BABCOCK & WILCOX DEVELOPMENTS, LLC MASSILLON NG2H, LLC WYOMING C2H, LLC MOUNTAINEER C2H, LLC BAYOU B2H, LLC EMBER DISPOSITION, LLC BABCOCK & WILCOX IP HOLDINGS, LLC, as Guarantors By: ____________________________ Name: Denes J. Veres Title: Treasurer

Signature Page to Tenth Amendment to Credit Agreement and Amendment to Security Agreement AXOS BANK, as Administrative Agent and a Lender By: ____________________________ Name: Title:

Signature Page to Tenth Amendment to Credit Agreement and Amendment to Security Agreement The provisions of Sections 4 and 10 of the foregoing Amendment are hereby acknowledged and agreed in all respects: BRC GROUP HOLDINGS, INC. (f/k/a B. Riley Financial, Inc.), as Specified Guarantor By: _____________________________ Name: _____________________________ Title: _____________________________